SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2004

NANOGEN, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23541	33-0489621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10398 Pacific Center Court, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 410-4600

Item 5. Other Events.

On June 2, 2004, Nanogen, Inc. (“Nanogen”) announced that it has appointed David Ludvigson as its president and chief operating officer replacing Bruce Huebner. A copy of the press release issued by Nanogen on June 2, 2004 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release dated June 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOGEN, INC.

Dated: June 3, 2004	By:	/s/ Nicholas J. Venuto
Nicholas J. Venuto
Senior Director, Finance

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press Release dated June 2, 2004.